SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) April 21, 1998
                                                            --------------

                              MDU RESOURCES GROUP, INC.
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

            Delaware                   1-3480                41-0423660
     (State of Incorporation)       (Commission            (IRS Employer
                                    File Number)         Identification No.)

                                  Schuchart Building
                                918 East Divide Avenue
                                    P.O. Box 5650
                          Bismarck, North Dakota 58506-5650
                       (Address of principal executive offices)

       Registrant's telephone number, including area code  (701) 222-7900
                                                          -----------------


            (Former name or former address, if changed since last report.)

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
                    ----------------------------------

                    (c) Exhibits.

                         1. Purchase Agreement, dated as of April 21, 1998.

                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          Dated: April 22, 1998
                                        MDU RESOURCES GROUP, INC.


                                        By: /s/ Vernon A. Raile
                                           --------------------------------
                                            Vernon A. Raile
                                            Vice President, Controller and
                                               Chief Accounting Oficer

                                    EXHIBIT INDEX



          Exhibit Number         Description of Exhibit
          --------------         ----------------------

               1              Purchase Agreement, dated as of April 21, 1998